UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2026

Hologic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36214	04-2902449
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive,

Marlborough, Massachusetts 01752

(Address of principal executive offices)

Registrant’s telephone number, including area code: (508) 263-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 5, 2026, Hologic, Inc. (“Hologic” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed acquisition of the Company by affiliates of funds managed by Blackstone Inc. and TPG Global, LLC, as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 23, 2025 (the “Definitive Proxy Statement”). The following is a summary of the proposals voted upon at the Special Meeting and the voting results for each such matter. For more information on each of these proposals, see the Definitive Proxy Statement. As of the record date for the Special Meeting (the “Record Date”), there were 223,065,562 shares of Company common stock, par value $0.01 per share (the “Common Stock”), entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 179,046,131 shares of Common Stock, representing approximately 80.27% of the voting power of the issued and outstanding shares of Common Stock as of the Record Date, were present by remote communication or represented by proxy at the Special Meeting, constituting a quorum.

Proposal 1 – The Merger Agreement Proposal. The proposal to adopt the Agreement and Plan of Merger, dated as of October 21, 2025 (as it may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Hopper Parent Inc., a Delaware corporation (“Parent”), and Hopper Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent, was approved by the votes set forth below:

For	178,777,739
Against	151,271
Abstain	117,121

Proposal 2 – The Advisory Compensation Proposal. The proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the transactions contemplated by the Merger Agreement, including consummation of the merger, was not approved by the votes set forth below:

For	60,764,502
Against	115,723,408
Abstain	2,558,221

Proposal 3 – The Adjournment Proposal. Because there were sufficient votes to approve the Merger Agreement Proposal, no proposal to adjourn the Special Meeting was made.

Item 8.01	Other Events.

The merger is expected to close in March or April 2026, subject to the receipt of required regulatory approvals and the satisfaction of certain other customary closing conditions.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “likely,” “future,” “strategy,” “potential,” “seeks,” “goal” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the merger. These forward-looking statements are based upon assumptions made by Hologic as of the date hereof and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated.

These forward-looking statements are subject to a number of risks and uncertainties that could adversely affect Hologic’s business and prospects, and otherwise cause actual results to differ materially from those anticipated, including without limitation, the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Hologic’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Hologic to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and the risk that the holders of the CVRs will receive less-than-anticipated payments with respect to the CVRs after the closing of the proposed transaction. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Hologic Annual Report on Form 10-K for the fiscal year ended September 27, 2025 filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Hologic from time to time with the SEC. These filings, when available, are available on the investor relations section of the Hologic website at https://investors.hologic.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hologic presently does not know of or that Hologic currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. Hologic expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements presented herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statements are based, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hologic, Inc.

By:	/s/ Anne M. Liddy
Name:	Anne M. Liddy
Title:	General Counsel

Date: February 6, 2026